UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — June 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|09

Semiannual report

Putnam VT International New Opportunities Fund

Putnam INVESTMENTS

Putnam VT International New Opportunities Fund

Investment objective
Long-term capital appreciation

Net asset value June 30, 2009

Class IA: $12.46	Class IB: $12.44

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	9.15%	8.94%

1 year	–29.55	–29.75

5 years	19.73	18.24
Annualized	3.67	3.41

10 years	4.91	2.52
Annualized	0.48	0.25

Life	44.79	41.07
Annualized	3.01	2.79

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s manager

During a challenging six months for equities in general, we are happy to report that the fund performed well. At the beginning of 2009, amid widespread instability of financial institutions and the credit markets, investors’ appetites for risk-taking were extremely low, which led to selling out of stocks and buying the safest investments available, particularly U.S. Treasuries. Since March, however, investors’ fears appear to have begun to subside, and the equity markets have rallied significantly. For the six months ended June 30, 2009, Putnam VT International New Opportunities Fund’s class IA shares returned 9.15% at net asset value.

On a regional basis, holdings in China were the biggest contributors to performance. Many analysts had predicted a prolonged downturn in China’s economic activity, but recent data suggests the country’s economy has been more resilient than anticipated. Holdings in select global companies headquartered in the United States also contributed positively to performance. Japanese equities, on the other hand, detracted from performance, despite the fund’s underweight position.

On a sector basis, the portfolio was positioned defensively early in the period, emphasizing areas such as health care and consumer staples, while maintaining underweight positions in economically sensitive sectors, which suffered the greatest declines in the first quarter of 2009. The decision to increase exposure to these economically sensitive sectors later in the period helped performance. Overall, the fund’s positions in technology and consumer staples were the top contributors, while holdings in telecommunications and utilities detracted from total returns.

Ju Teng International was among the top-performing securities. The company manufactures and sells computer cases and equipment, and has been gaining market share in a growing industry. Management believed the stock became undervalued, and increased the fund’s exposure. Another top performer was China Green Holdings, an agricultural producer. Management believes strongly in the growth prospects for the food industry as China and emerging markets in Asia continue to develop. The fund established a position in the company at an attractive price, and the stock has gone on to rally. Another significant contributor to performance was Honda Motor Company, which is a likely beneficiary of the upheaval in the U.S. auto industry. The stock was priced at levels that management felt reflected panic regarding the entire industry’s prospects, and so the fund increased its position. The stock subsequently rose sharply during the second quarter, at which point the fund sold its position.

Among the biggest detractors was Nintendo, the Japanese video game hardware and software manufacturer. The company’s stock fared well early in the period, but as consumers cut spending, it lost ground. Cobham, the aerospace and defense manufacturer, traded lower on concerns over potential cuts to U.S. military spending. Given its confidence in the company’s future growth characteristics, management increased the fund’s position.

After the rally in global equity markets during the past quarter, markets appear to be “pricing in” a more positive recovery scenario, which may be overly optimistic for certain regions and sectors. As a result, management has started to selectively take profits on certain holdings, while increasing holdings in stocks it believes are more likely to benefit from continued potential growth.

Consider these risks before you invest: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Current and future portfolio holdings are subject to risk.

2 Putnam VT International New Opportunities Fund

Your fund’s manager

Jeffrey Sacknowitz is a Portfolio Manager at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations represented as a percentage of total investments. Due to rounding, percentages may not equal 100%. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT International New
Opportunities Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.55	$6.84	$5.36	$6.61

Ending value (after expenses)	$1,091.50	$1,089.40	$1,019.49	$1,018.25

Annualized expense ratio	1.07%	1.32%	1.07%	1.32%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International New Opportunities Fund 3

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (95.0%)*	Shares	Value

Aerospace and defense (2.3%)
Cobham PLC (United Kingdom)	369,918	$1,055,682

MTU Aero Engines Holding AG (Germany)	16,925	618,470

		1,674,152
Airlines (0.9%)
easyJet PLC (United Kingdom) †	149,647	667,273

		667,273
Automotive (1.7%)
Bayerische Motoren Werke (BMW) AG (Germany)	11,881	449,079

Nissan Motor Co., Ltd. (Japan)	126,500	763,672

		1,212,751
Banking (6.3%)
Banco Santander Central Hispano SA (Spain)	58,498	706,532

Bank Rakyat Indonesia (Indonesia)	1,028,000	632,089

HSBC Holdings PLC
(London Exchange) (United Kingdom)	73,296	608,808

Industrial & Commercial Bank of China (China)	637,000	442,391

KBC Groupe SA (Belgium) †	28,231	515,425

Societe Generale (France)	12,796	698,715

Sumitomo Mitsui Financial Group, Inc. (Japan)	22,600	913,860

		4,517,820
Beverage (0.9%)
Britvic PLC (United Kingdom)	134,128	616,755

		616,755
Cable television (1.7%)
Jupiter Telecommunications Co., Ltd. (Japan)	817	619,380

Net Servicos de Comunicacao SA
(Preference) (Brazil) †	47,400	459,771

Telenet Group Holding NV (Belgium) †	7,030	149,379

		1,228,530
Chemicals (2.5%)
Linde AG (Germany)	5,693	468,433

Nitto Denko Corp. (Japan)	15,900	481,768

Syngenta AG (Switzerland)	3,642	846,699

		1,796,900
Coal (0.6%)
China Coal Energy Co. (China)	338,000	406,080

		406,080
Commercial and consumer services (1.8%)
Aggreko PLC (United Kingdom)	51,930	443,620

Companhia Brasileira de Meios de
Pagamento 144A (Brazil) †	7,900	67,957

TUI Travel PLC (United Kingdom)	113,609	434,614

Wirecard AG (Germany)	33,265	325,474

		1,271,665
Computers (2.8%)
Fujitsu, Ltd. (Japan)	123,000	666,470

Ju Teng International Holdings, Ltd.
(Hong Kong)	1,214,000	653,472

Logitech International SA (Switzerland) †	31,577	440,272

Longtop Financial Technologies Ltd. ADR
(China) †	11,498	282,391

		2,042,605
Conglomerates (0.8%)
Mitsubishi Corp. (Japan)	30,200	554,600

		554,600
Construction (1.3%)
Lafarge SA (France) † S	4,673	317,543

Obrascon Huarte Lain SA (Spain)	30,045	597,002

		914,545

COMMON STOCKS (95.0%)* cont.	Shares	Value

Consumer goods (2.6%)
Henkel AG & Co. KGaA (Preference)	19,894	$622,088

Reckitt Benckiser Group PLC (United Kingdom)	27,507	1,254,292

		1,876,380
Distribution (1.0%)
Olam International, Ltd. (Singapore)	449,000	750,899

		750,899
Electric utilities (2.5%)
E.ON AG (Germany)	13,019	462,480

Hera SpA (Italy)	367,427	896,826

Public Power Corp. SA (Greece)	19,605	403,828

		1,763,134
Electrical equipment (1.1%)
Prysmian SpA (Italy)	52,528	791,960

		791,960
Electronics (1.9%)
Micron Technology, Inc. †	116,186	587,901

Nippon Electric Glass Co., Ltd. (Japan)	26,000	289,800

Tandberg ASA (Norway)	28,300	478,055

		1,355,756
Energy (other) (0.4%)
First Solar, Inc. †	1,599	259,230

		259,230
Engineering and construction (0.7%)
Vinci SA (France)	10,498	471,539

		471,539
Environmental (0.5%)
Kurita Water Industries, Ltd. (Japan)	12,100	389,788

		389,788
Financial (2.4%)
Deutsche Bank AG (Germany)	6,208	378,085

Deutsche Boerse AG (Germany)	8,881	690,831

ORIX Corp. (Japan)	10,840	639,263

		1,708,179
Food (6.5%)
China Green Holdings, Ltd. (China)	1,068,000	1,108,342

Nestle SA (Switzerland)	84,568	3,195,370

Toyo Suisan Kaisha, Ltd. (Japan)	20,000	412,757

		4,716,469
Health-care services (1.5%)
Alapis Holding Industrial and Commercial SA
(Greece)	437,115	614,159

Suzuken Co., Ltd. (Japan)	16,300	471,299

		1,085,458
Homebuilding (0.8%)
Urbi Desarrollos Urbanos SAB de CV (Mexico) †	365,500	555,598

		555,598
Household furniture and appliances (1.2%)
Steinhoff International Holdings, Ltd.
(South Africa) †	509,377	886,244

		886,244
Insurance (3.2%)
AXA SA (France)	31,967	604,842

Insurance Australia Group, Ltd. (Australia)	243,040	682,789

Manulife Financial Corp. (Canada)	25,300	439,744

Zurich Financial Services AG (Switzerland)	3,149	558,046

		2,285,421
Investment banking/Brokerage (1.2%)
Nomura Securities Co., Ltd. (Japan)	105,500	883,846

		883,846
Leisure (1.0%)
Fields Corp. (Japan)	527	713,705

		713,705
Machinery (1.2%)
Alstom SA (France) S	10,115	599,161

Fuji Machine Manufacturing Co., Ltd. (Japan)	22,900	276,528

		875,689

4 Putnam VT International New Opportunities Fund

COMMON STOCKS (95.0%)* cont.	Shares	Value

Medical technology (1.1%)
Terumo Corp. (Japan)	17,300	$761,511

		761,511
Metals (7.8%)
BHP Billiton PLC (United Kingdom)	36,916	834,316

BHP Billiton, Ltd. (Australia)	69,429	1,906,176

BlueScope Steel, Ltd. (Australia)	202,738	410,785

Cameco Corp. (Canada)	21,294	547,015

Kazakhmys PLC (United Kingdom)	41,075	428,399

Teck Cominco, Ltd. Class B (Canada)	23,200	370,489

Xstrata PLC (United Kingdom)	81,212	896,172

Zhaojin Mining Industry Co., Ltd. (China)	158,000	255,767

		5,649,119
Natural gas utilities (2.3%)
Centrica PLC (United Kingdom)	282,053	1,037,029

Tokyo Gas Co., Ltd. (Japan)	171,000	611,299

		1,648,328
Oil and gas (6.3%)
BG Group PLC (United Kingdom)	83,468	1,403,192

BP PLC (United Kingdom)	70,480	558,024

Nexen, Inc. (Canada)	18,622	405,112

Petroleo Brasileiro SA ADR
(Preference) (Brazil)	11,341	378,336

Sasol, Ltd. (South Africa)	6,532	229,117

Total SA (France) S	29,297	1,588,090

		4,561,871
Pharmaceuticals (9.1%)
Astellas Pharma, Inc. (Japan)	17,800	628,735

Novartis AG (Switzerland)	46,501	1,891,440

Roche Holding AG (Switzerland)	18,726	2,550,583

Teva Pharmaceutical Industries, Ltd. ADR
(Israel)	16,172	797,926

UCB SA (Belgium)	20,491	657,399

		6,526,083
Publishing (1.0%)
Reed Elsevier PLC (United Kingdom)	92,791	692,255

		692,255
Real estate (0.8%)
Westfield Group (Australia)	64,733	590,641

		590,641
Retail (2.3%)
Koninklijke Ahold NV (Netherlands)	77,758	894,247

Point, Inc. (Japan)	3,300	177,161

Serco Group PLC (United Kingdom)	84,905	590,207

		1,661,615
Shipping (0.4%)
D/S Norden (Denmark)	9,374	322,628

		322,628
Software (0.6%)
Autonomy Corp. PLC (United Kingdom) †	17,822	422,517

		422,517
Telecommunications (2.4%)
America Movil SAB de CV ADR Ser. L (Mexico)	14,430	558,730

China Unicom Hong Kong, Ltd. (China)	408,000	543,676

Vodafone Group PLC (United Kingdom)	321,280	621,365

		1,723,771
Telephone (0.7%)
Swisscom AG (Switzerland)	1,651	507,690

		507,690
Textiles (1.3%)
Burberry Group PLC (United Kingdom)	135,301	944,952

		944,952

COMMON STOCKS (95.0%)* cont.			Shares	Value

Tobacco (3.3%)
British American Tobacco (BAT) PLC
(United Kingdom)			50,762	$1,403,088

Japan Tobacco, Inc. (Japan)			128	398,950

Lorillard, Inc.			8,029	544,125

				2,346,163
Toys (1.4%)
Nintendo Co., Ltd. (Japan)			3,600	990,683

				990,683
Transportation (0.9%)
DP World, Ltd. (United Arab Emirates)			1,859,926	671,435

				671,435
Total common stocks (cost $60,372,506)				$68,294,233

WARRANTS (1.1%)* †	Expiration date	Strike Price	Warrants	Value

Baoshan Iron & Steel
Co. 144A (China)	12/23/09	$0.00	782,000	$805,929

Total warrants (cost $568,931)				$805,929

PURCHASED OPTIONS OUTSTANDING (—%)*
Expiration date/			Contract	Value
		strike price	amount

Porsche Automobil Holding SE
(Preference) (Call)	EUR Aug-09/47.00		3,282	$23,358

Wienerberger AG (Call)	EUR Jul-09/9.00		27,329	10,744

Total purchased options outstanding (cost $41,505)				$34,102

SHORT-TERM INVESTMENTS (8.0%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund e			3,015,518	$3,015,518

Short-term investments held as collateral
for loaned securities with a yield of 0.01%
and a due date of July 1, 2009 d		$2,382,686		2,382,685

SSgA Prime Money Market Fund i			160,000	160,000

U.S. Treasury Cash Management Bills 0.42%,
April 1, 2010 ##			95,000	94,661

U.S. Treasury Bills, for an effective yield
of 0.42%, February 11, 2010 ##			130,000	129,669

Total short-term investments (cost $5,782,566)				$5,782,533
Total investments (cost $66,765,508)				$74,916,797

Key to holding’s currency abbreviations

EUR Euro

USD USD/$ United States Dollar

* Percentages indicated are based on net assets of $71,898,059.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

d See Note 1 to the financial statements.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

S Securities on loan, in part or in entirety, at June 30, 2009.

At June 30, 2009, liquid assets totaling $11,591 have been designated as collateral for open written options contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Putnam VT International New Opportunities Fund 5

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at June 30, 2009 (as a percentage of Portfolio Value):

United Kingdom	20.6%	South Africa	1.5%

Japan	16.1	Greece	1.4

Switzerland	13.8	Brazil	1.3

United States	6.4	Netherlands	1.2

France	5.9	Israel	1.1

Germany	5.5	Singapore	1.0

China	5.3	Hong Kong	0.9

Australia	5.0	Indonesia	0.9

Canada	2.4	United Arab Emirates	0.9

Italy	2.3	Norway	0.7

Belgium	1.8	Other	0.7

Spain	1.8	Total	100.0%

Mexico	1.5

FORWARD CURRENCY CONTRACTS TO BUY
at 6/30/09 (aggregate				Unrealized
face value $41,318,714)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$5,105,354	$5,114,440	7/15/09	$(9,086)

British Pound	4,637,496	4,641,574	7/15/09	(4,078)

Canadian Dollar	1,071,725	1,117,100	7/15/09	(45,375)

Danish Krone	619,852	631,295	7/15/09	(11,443)

Euro	17,041,660	17,247,747	7/15/09	(206,087)

Japanese Yen	5,363,761	5,339,462	7/15/09	24,299

Norwegian Krone	1,556,476	1,619,533	7/15/09	(63,057)

Singapore Dollar	616,547	618,652	7/15/09	(2,105)

Swedish Krona	3,056,792	3,139,468	7/15/09	(82,676)

Swiss Franc	1,831,544	1,849,443	7/15/09	(17,899)

Total				$(417,507)

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/09 (aggregate				Unrealized
face value $31,384,667)		Aggregrate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

Australian Dollar	$3,392,523	$3,397,954	7/15/09	$5,431

British Pound	3,036,685	3,039,989	7/15/09	3,304

Canadian Dollar	2,803,205	2,996,445	7/15/09	193,240

Euro	14,786,549	14,918,992	7/15/09	132,443

Hong Kong Dollar	1,716,552	1,716,305	7/15/09	(247)

Norwegian Krone	1,742,962	1,812,867	7/15/09	69,905

Singapore Dollar	308,861	310,029	7/15/09	1,168

Swedish Krona	1,093,327	1,122,667	7/15/09	29,340

Swiss Franc	2,028,392	2,069,419	7/15/09	41,027

Total				$475,611

WRITTEN OPTIONS
OUTSTANDING at 6/30/09		Expiration
(premiums received $41,506)	Contract	date/
(Unaudited)	amount	strike price	Value

Porsche Automobil Holding SE
(Preference) (Put)	EUR 4,756	Aug-09/43.00	$17,605

Wienerberger AG (Put)	EUR 33,282	Jul-09/7.50	4,906

Total			$22,511

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (”SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable andsignificant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$917,504	$7,443,060	$—

Capital goods	—	4,203,128	—

Communication
services	1,018,501	2,441,490	—

Conglomerates	—	554,600	—

Consumer cyclicals	623,555	7,411,666	—

Consumer staples	544,125	10,656,788	—

Energy	1,042,678	4,184,503	—

Financial	439,744	9,546,163	—

Health care	797,926	7,575,126	—

Technology	870,292	2,950,586	—

Transportation	671,435	989,901	—

Utilities and power	—	3,411,462	—

Total common stocks	6,925,760	61,368,473	—

Purchased options
outstanding	—	34,102	—

Warrants	—	805,929	—

Short-term investments	3,175,518	2,607,015	—

Totals by level	$10,101,278	$64,815,519	$—

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$35,593	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The accompanying notes are an integral part of these financial statements.

6 Putnam VT International New Opportunities Fund

Statement of assets and liabilities
6/30/ 09 (Unaudited)

Assets

Investment in securities, at value, including $2,268,008 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $63,749,990)	$71,901,279

Affiliated issuers (identified cost $3,015,518) (Note 6)	3,015,518

Foreign currency (cost $590,734) (Note 1)	617,594

Dividends, interest and other receivables receivables	128,433

Foreign Tax reclaim	161,798

Receivable for shares of the fund sold	2,722

Receivable for investments sold	2,160,317

Receivable for investor servicing fees (Note 2)	8,698

Unrealized appreciation on forward currency contracts
(Note 1)	537,651

Receivable for receivable purchase agreement (Note 2)	47,151

Total assets	78,581,161

Liabilities

Payable to custodian (Note 2)	92

Payable for investments purchased	3,320,397

Payable for shares of the fund repurchased	25,917

Payable for compensation of Manager (Note 2)	121,396

Payable for custodian fees (Note 2)	30,473

Payable for Trustee compensation and expenses (Note 2)	70,119

Payable for administrative services (Note 2)	1,207

Payable for distribution fees (Note 2)	4,870

Unrealized depreciation on forward currency contracts
(Note 1)	479,547

Written options outstanding, at value (premiums received
$41,506) (Notes 1 and 3)	22,511

Collateral on securities loaned, at value (Note 1)	2,382,685

Collateral on certain derivative contracts, at value (Note 1)	160,000

Other accrued expenses	63,888

Total liabilities	6,683,102

Net assets	$71,898,059

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$208,068,007

Undistributed net investment income (Note 1)	1,156,355

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(145,631,694)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	8,305,391

Total — Representing net assets
applicable to capital shares outstanding	$71,898,059

Computation of net asset value Class IA

Net Assets	$48,246,588

Number of shares outstanding	3,872,641

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.46

Computation of net asset value Class IB

Net Assets	$23,651,471

Number of shares outstanding	1,901,139

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.44

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investtment income

Dividends (net of foreign tax of $161,311)	$1,404,084

Interest (including interest income of $1,368 from
investments in affiliated issuers) (Note 6)	10,345

Securities lending	18,672

Total investment income	1,433,101

Expenses

Compensation of Manager (Note 2)	374,066

Investor servicing fees (Note 2)	11,166

Custodian fees (Note 2)	34,654

Trustee compensation and expenses (Note 2)	14,557

Administrative services (Note 2)	10,998

Distribution fees — Class IB (Note 2)	39,924

Auditing	31,413

Other	34,299

Fees reimbursed by Manager (Note 2)	(112,327)

Total expenses	438,750

Expense reduction (Note 2)	(17,132)

Net expenses	421,618

Net investment income	1,011,483

Net realized loss on investments (including $8,672,297 of net
realized losses from redemptions in kind) (Notes 1 and 3)	(19,709,097)

Net realized gain on futures contracts (Note 1)	101,870

Net realized gain on foreign currency transactions (Note 1)	271,128

Net realized gain on written options (Notes 1 and 3)	45,760

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	334,278

Net unrealized appreciation of investments, written options
and futures during the period	18,404,038

Net loss on investments	(552,023)

Net increase in net assets resulting from operations	$459,460

The accompanying notes are an integral part of these financial statements.

Putnam VT International New Opportunities Fund 7

Statement of changes in net assets

	Putnam VT
	International New Opportunities Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$1,011,483	$4,201,121

Net realized loss on investments and
foreign currency transactions	(19,290,339)	(54,890,161)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	18,738,316	(53,486,878)

Net increase (decrease) in net assets
resulting from operations	459,460	(104,175,918)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(935,253)	(1,633,230)

Class IB	(1,087,023)	(1,912,211)

Increase in capital from settlement
payment (Note 7)	—	880,428

Decrease from capital share transactions
(Note 4)	(46,700,556)	(59,211,948)

Total decrease in net assets	(48,263,372)	(166,052,879)

Net assets:

Beginning of period	120,161,431	286,214,310

End of period (including undistributed
net investment income of $1,156,355 and
$2,167,148, respectively)	$71,898,059	$120,161,431

* Unaudited

The accompanying notes are an integral part of these financial statements.

8 Putnam VT International New Opportunities Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non - recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT International New Opportunities Fund (Class IA)

6/30/09†	$11.67	.17	.85	1.02	(.23)	(.23)	—	$12.46	9.15*	$48,247	.53*	1.57*	88.78*

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07 g,h	11.67	(42.36)	48,582	1.10	2.25	134.88

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11	1.06	106.90

12/31/06	14.73	.15	3.71	3.86	(.25)	(.25)	—	18.34	26.42	118,241	1.15	.89	94.40

12/30/05	12.53	.17 f	2.15	2.32	(.12)	(.12)	—	14.73	18.64 f	101,535	1.21	1.27 f	91.01

12/30/04	11.16	.11	1.40	1.51	(.14)	(.14)	—	12.53	13.63	89,615	1.25	.96	139.72

Putnam VT International New Opportunities Fund (Class IB)

6/30/09†	$11.62	.11	.89	1.00	(.18)	(.18)	—	$12.44	8.94*	$23,651	.65*	1.03*	88.78*

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07 g,h	11.62	(42.48)	71,579	1.35	2.00	134.88

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36	.82	106.90

12/31/06	14.66	.10	3.70	3.80	(.21)	(.21)	—	18.25	26.13	169,254	1.40	.62	94.40

12/31/05	12.47	.13 f	2.15	2.28	(.09)	(.09)	—	14.66	18.36 f	151,178	1.46	1.01 f	91.01

12/31/04	11.11	.08	1.39	1.47	(.11)	(.11)	—	12.47	13.35	141,110	1.50	.70	139.72

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.15%

12/31/08	0.08%

12/31/07	0.06%

12/31/06	0.09%

12/31/05	0.04%

12/31/04	0.01%

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share based on weighted average number of shares outstanding and 0.04% of average net assets, for the year ended December 31, 2005.

g Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 per share based on weighted average number of shares outstanding for the year ended December 31, 2008.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008 (Note 7).

The accompanying notes are an integral part of these financial statements.

Putnam VT International New Opportunities Fund 9

Notes to financial statements 6/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam VT International New Opportunities Fund (the “fund”) is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks of companies located outside of the United States.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, August 7, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices

10 Putnam VT International New Opportunities Fund

supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

As of June 30, 2009, due to a decrease in the fund’s net asset value during the year, such counterparties were entitled to elect, but had not yet elected, to terminate early, and cause settlement of all outstanding derivative and foreign exchange contracts outstanding under the applicable Master Agreements, including the payment by the fund of any losses and costs resulting from such early termination, as reasonably determined by such counterparty. At June 30, 2009, the fund had net unrealized gains of $265,530 and net unrealized losses of $195,834 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $163,809. The fund intends to seek a waiver of or other relief from this provision, from the counterparties.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2009, the value of securities loaned amounted to $2,268,008. The fund received cash collateral of $2,382,685 which is pooled with collateral of other Putnam funds into 1 issue of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2008, the fund had a capital loss carryover of $124,175,242 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss carryover	Expiration dates

$37,050,831	12/31/09

37,566,266	12/31/10

49,558,145	12/31/16

The aggregate identified cost on a tax basis is $68,931,621, resulting in gross unrealized appreciation and depreciation of $8,108,075 and $2,122,899, respectively, or net unrealized appreciation of $5,985,176.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Beneficial interest At June 30, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 71.3% of the fund is owned by accounts of one group of insurance companies.

Note 2: Management fee, administrative services, and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund

Putnam VT International New Opportunities Fund 11

expenses. For the period ended June 30, 2009, Putnam Management waived $112,327 of its management fee from the fund.

Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective April 30, 2009, the Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Purchaser”) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $182,958 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from LBSF which is included in the Statement of assets and liabilities in Receivable for investments sold. The Agreement, which is included in the Statement of assets and liabilities, is valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended June 30, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/ service arrangements. For the six months ended June 30, 2009, the fund’s expenses were reduced by $44 under the expense offset arrangements and by $17,088 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $293, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $67,279,250 and $113,000,941, respectively. There were no purchases or sales of U.S. government securities.

For the six months ended June 30, 2009, the fund had redemptions in kind which resulted in redemptions out of the fund totaling $42,010,086, including cash redemptions of $1,891,403.

Written option transactions during the period ended June 30, 2009 are summarized as follows:

	Contract	Premiums
	amounts	received

Written options outstanding at beginning of period	$—	$—

Options opened	52,538	100,696

Options exercised	(1,236)	(13,188)

Options expired	(7,486)	(17,442)

Options closed	(5,778)	(28,560)

Written options outstanding at end of period	$38,038	$41,506

12 Putnam VT International New Opportunities Fund

Note 4: Capital shares

At June 30, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

Fund name and share class	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT International New Opportunities Fund

Shares sold	117,941	$1,429,829	94,119	$1,731,462	56,765	$698,088	132,999	$2,162,086

Shares issued in connection with
reinvestment of distributions	90,275	935,253	89,492	1,633,230	105,026	1,087,023	105,067	1,912,211

Subtotal	208,216	2,365,082	183,611	3,364,692	161,791	1,785,111	238,066	4,074,297

Shares repurchased	(498,093)	(5,276,524)	(1,849,588)	(30,557,974)	(514,150)	(5,455,542)	(2,193,420)	(36,092,963)

Redemptions in kind	—	—	—	—	(3,908,596)	(40,118,683)	—	—

Net decrease	(289,877)	$(2,911,442)	(1,665,977)	$(27,193,282)	(4,260,955)	$(43,789,114)	(1,955,354)	$(32,018,666)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of June 30, 2009:

	Asset derivatives 6/30/09		Liability derivatives 6/30/09

Derivatives not accounted for as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$537,652	Payables	$479,548

Equity contracts	Investments, Receivables	34,102	Payables	22,511

Total		$571,754		$502,059

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not
accounted for as hedging			Forward
instruments under			currency
Statement 133	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$315,073	$315,073

Equity contracts	37,363	101,870	—	139,233

Total	$37,363	$101,870	$315,073	$454,306

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of operations

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not
accounted for as hedging			Forward
instruments under			currency
Statement 133	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$292,538	$292,538

Equity contracts	11,592	(20,353)	—	(8,761)

Total	$11,592	$(20,353)	$292,538	$283,777

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,368 for the period ended June 30, 2009. During the period ended June 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $10,332,966 and $7,317,448, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the fund received a payment from Putnam Management for $128,701 related to restitution payments in connection with a distribution plan approved by the SEC. This amount can be found in the Increase in capital from settlement payment line in the prior years Statement of changes in net assets.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Putnam VT International New Opportunities Fund 13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

14 Putnam VT International New Opportunities Fund

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual
	management fee	Total expenses
	(percentile rank)	(percentile rank)

Putnam VT International New Opportunities Fund	72nd	66th

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses,hadbeenincreasingrecentlyasaresultofdecliningnetassets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size -as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance

Putnam VT International New Opportunities Fund 15

of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that the fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer group for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	rank (# of	rank (# of	rank (# of
	funds in	funds in	funds in
IA Share as of 3/31/09	category)	category)	category)

Putnam VT International New
Opportunities Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely

16 Putnam VT International New Opportunities Fund

on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

Putnam VT International New Opportunities Fund 17

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under

18 Putnam VT International New Opportunities Fund

the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT International New Opportunities Fund 19

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Myra R. Drucker
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders
of Putnam Variable Trust.	257903 8/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2009